UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 1, 2017, United Rentals, Inc. (the “Company”), United Rentals (North America), Inc. (“URNA”) and United Rentals Receivables LLC II (the “SPV”) entered into Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement (the “Amendment”), by and among URNA, as Originator, the SPV, as Seller, the Company, as Collection Agent, Liberty Street Funding LLC (“Liberty”), Gotham Funding Corporation (“Gotham”) and Fairway Finance Company, LLC (“Fairway”), as Purchasers, The Bank of Nova Scotia (“Scotia”), as Purchaser Agent for Liberty, as Administrative Agent and as a Bank, PNC Bank, National Association, as Purchaser Agent for itself and as a Bank, SunTrust Bank, as Purchaser Agent for itself and as a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as Purchaser Agent for Gotham and as a Bank, Bank of Montreal (“BMO”), as Purchaser Agent for Fairway and as a Bank, and The Toronto-Dominion Bank (“TD”), as Purchaser Agent for itself and as a Bank, with respect to the Third Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2012 (as amended by the Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, Amendment No. 2 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 1 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 17, 2013, Amendment No. 3 to Third Amended and Restated Receivables Purchase Agreement, dated as of September 18, 2014, Assignment and Acceptance Agreement, Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 2 to Third Amended and Restated Purchase and Contribution Agreement, dated as of September 1, 2015, Assignment and Acceptance Agreement and Amendment No. 5 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 3 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 30, 2016, Assignment and Acceptance Agreement and Amendment No. 6 to Third Amended and Restated Receivables Purchase Agreement and Amendment No. 4 to Third Amended and Restated Purchase and Contribution Agreement, dated as of August 29, 2017 and the Amendment, the “Receivables Purchase Agreement”).  All capitalized terms not defined herein shall have the meanings assigned to them in the Amendment or the Receivables Purchase Agreement, as applicable.

Pursuant to the Amendment, the Purchase Limit for the facility and the aggregate commitments of the Banks under the facility were increased from $675,000,000 to $775,000,000.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, as well as the Receivables Purchase Agreement, as amended.  In connection with the Amendment, the Company confirmed its performance undertaking originally given in May 2005 in connection with the initial establishment of the securitization facility, as amended and restated in September 2012 in connection with an amendment and restatement of the securitization facility.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

10.1                                                                        Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement dated as of December 1, 2017, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Bank of Montreal and The Toronto-Dominion Bank.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement dated as of December 1, 2017, by and among United Rentals (North America), Inc., United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Gotham Funding Corporation, Fairway Finance Company, LLC, The Bank of Nova Scotia, PNC Bank, National Association, SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Bank of Montreal and The Toronto-Dominion Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President — Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President — Chief Administrative and Legal Officer